UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

_____________________

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2018

PUBLIC STORAGE

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-33519	95-3551121
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
701 Western Avenue, Glendale, California	91201-2349
(Address of Principal Executive Offices)	(Zip Code)

(818) 244-8080

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendment to Articles of Amendment and Restatement of Declaration of Trust

On April 25, 2018,  Public Storage (the “Company”) held its 2018 Annual Meeting of Shareholders (the “2018 Annual Meeting”). At the 2018 Annual Meeting, the Company’s shareholders voted to, among other things, approve an amendment (the “Charter Amendment”) to the Company’s Declaration of Trust to provide that the Company’s Amended and Restated Bylaws (as amended, the “Bylaws”) may be amended by the Company’s Board of Trustees (the “Board”) or may be amended by the shareholders by the affirmative vote of the holders of not less than a majority of the shares entitled to vote on the matter. Prior to the approval of the Charter Amendment, both the Declaration of Trust and Bylaws provided the Board with the exclusive power to adopt, alter or repeal the Bylaws. Upon approval of the Charter Amendment, Section 10.4 of the Declaration of Trust has been amended and restated to provide that the Board and the Company’s shareholders have the concurrent power to amend the Bylaws.

The Charter Amendment became effective upon the filing of the Company’s Articles of Amendment and Restatement of Declaration of Trust (the “Charter”) with the Maryland State Department of Assessments and Taxation on May 4, 2018.

The foregoing description of the Company’s Charter does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Amendment to Amended and Restated Bylaws

As a result of the approval by the Company’s shareholders of the Charter Amendment, Article XIV of the Bylaws was also amended and restated to provide that the Board and the Company’s shareholders have the concurrent power to amend the Bylaws, consistent with the Charter. Following such amendment and restatement, in addition to the preexisting rights of the Board, the Company’s shareholders have the power to alter or repeal any provision of the Bylaws and adopt new Bylaws with the approval of at least a majority of all votes entitled to be cast on the matter.

The foregoing description of the Company’s Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)   Exhibits

Exhibit 3.1—Articles of Amendment and Restatement of Declaration of Trust of Public Storage,  filed with the Maryland State Department of Assessments and Taxation on May 4, 2018

Exhibit 3.2—Amended and Restated Bylaws of Public Storage, dated May 4, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBLIC STORAGE

	By:	/s/ Lily Yan Hughes
Lily Yan Hughes
Date: May 8, 2018		Senior Vice President, Chief Legal Officer & Corporate Secretary